CONSENT AGREEMENT

Consent Agreement made this ___ day of May,, 2007 (“Consent”) among Aprecia Inc, a Delaware corporation (the “Company”), and the signators hereto some of whom are Subscribers under a certain Securities Purchase Agreement (“Securities Purchase Agreement”) with the Company dated March 10, 2006 (“Prior Subscribers”) and the New Subscribers (as defined below) who are signators hereto.

WHEREAS, the Company desires to issue Notes in the principal amount of $187,000 and Warrants (“New Funding”) to two investors (“New Subscribers”) on the terms set forth in the Subscription Agreement between the Company and the New Subscribers dated at or about the date of this Consent (“Subscription Agreement”); and

WHEREAS, it is a condition of such New Funding that the Subscribers thereunder receive a security interest pari passu with the security interest granted to the Prior Subscribers pursuant to a Security Agreement dated March 10, 2006 among the Prior Subscribers, the Company and a Collateral Agent (identified therein) (“Security Agreement”); and

WHEREAS, the Prior Subscribers and New Subscribers agree that it would be to their mutual advantage to be parties to that certain Collateral Agent Agreement dated March 10, 2006 among the Prior Subscribers and Company (“Collateral Agent Agreement”) as same relates to the New Funding; and

WHEREAS, the Prior Subscribers, New Subscribers and Company agree that it would be to their mutual benefit that the New Funding occur and that the New Subscribers become parties to the Security Agreement and Collateral Agent Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1. The Prior Subscribers consent to the New Funding and waive their rights in connection therewith.

2. The New Subscribers are hereby deemed parties to the Security Agreement and Collateral Agent Agreement as if the New Subscribers had executed such agreements.

3. The sums payable to the New Subscribers are deemed Obligations as such term is employed in the Security Agreement and Collateral Agent Agreement, with all such Obligations being pari passu with the other components of the Obligations.

4. The undersigned consent to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement and Collateral Agent Agreement to include the New Subscribers as parties thereto and authorize the Collateral Agent to make additional filings at the discretion of the Collateral Agent to memorialize the security interest to be granted to the New Subscribers.

5. Annexed hereto is Amended Schedule A to the Security Agreement and Collateral Agent Agreement which identifies the New Subscribers as parties thereto.

6. All other terms of the Transaction Documents as defined in the Securities Purchase Agreement and Subscription Agreement, including but not limited to those relating to jurisdiction, venue, governing law, waiver of jury trial and notice, remain unchanged except as described in this Consent, and shall apply to this Consent, as appropriate.

7. Each of the undersigned states that he has read the foregoing Consent Agreement and understands and agrees to it.

______________________________________	_______________________________________
ALPHA CAPITAL ANSTALT	DOUBLE U MASTER FUND L.P.
as successor to	“Prior Subscriber”
ALPHA CAPITAL AKTIENGESELLSCHAFT
“Prior Subscriber”

_______________________________________	_______________________________________
TOBANNA ENTERPRISES CORP.	CMS CAPITAL
“Prior Subscriber”	“Prior Subscriber”

_______________________________________	_______________________________________
ALPHA CAPITAL ANSTALT	HARBORVIEW MASTER FUND L.P.
“New Subscriber”	“New Subscriber”

APRECIA, INC.
the “Company”

By:___________________________________

Acknowledged:

COLLATERAL AGENT

_______________________________________
MICHAEL HARTSTEIN

AMENDED SCHEDULE A TO SECURITY AGREEMENT
AND COLLATERAL AGENT AGREEMENT

SUBSCRIBER	PRINCIPAL AMOUNT OF DEBENTURE
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$250,000.00 (Issued March 10, 2006)
DOUBLE U MASTER FUND L.P. C/o Navigator Management Ltd. Harbor House, Waterfront Drive P.O. Box 972 Road Town, Tortola British Virgin Islands Attn: Murray Todd Fax: (284) 494-4771	$100,000.00 (Issued March 10, 2006)
TOBANNA ENTERPRISES CORP. 24 Hazanchanim Street, Apt. #26 Tel Aviv, Israel 69270 Fax: 011-972-3-648-6948	$125,000.00 (Issued March 10, 2006)
CMS CAPITAL 9612 Ventura Blvd., Suite 108 Panorama City, CA 91402 Attn: Judah Zavdi Fax: (818) 907-3372	$25,000.00 (Issued March 10, 2006)
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$93,500.00 (Issued May, 2007)
HARBORVIEW MASTER FUND L.P. 2nd Floor, Harbor House Waterfront Drive, Road Town Tortola, British Virgin Islands Fax: (284) 494-4771	$93,500.00 (Issued May, 2007)